EXHIBIT 99.1

Press Contact:   Jennifer Keavney
Network Associates
(408) 346-3278

Investor Contact:    Kelly Blough
Network Associates
(408) 346-3481

Network Associates Announces Completion of Internal Accounting
Investigation; Company to Restate 1998, 1999 and 2000 Financial Statements;
Results of Operations for 2001 and Q1 2002 Remain Unchanged

SANTA CLARA, Calif., May 17, 2002—Networks Associates, Inc. (NYSE: NET) announced today that the Audit Committee of its Board of Directors has completed its internal accounting investigation. As a result, the Company will restate its statement of operations and balance sheet for the years ended December 31, 1998, 1999 and 2000. In addition, to give effect to accumulated prior period adjustments and their related tax impacts, the Company will restate its December 31, 2001 and March 31, 2002 balance sheets. The results of operations for the year ended December 31, 2001 and the quarter ended March 31, 2002 are not impacted by these restatements. The Company anticipates filing applicable restated financial statements with the Securities and Exchange Commission by the end of June.

The results of the Audit Committee’s investigation are as follows:

•	In 1998, inaccurate accounting entries were identified that reclassified amounts from the tax liability accounts to the general and administrative liability accounts. The cumulative impact of these entries was to understate Operating costs and expenses for 1998 by $6.2 million. Income from operations and Income before provision for income taxes were overstated by $6.2 million and the Provision for income taxes was overstated by $2.2 million. The correction of the foregoing inaccuracies reduces previously announced Net income by $4.0 million from $36.4 million to $32.4 million, and reduces previously announced 1998 basic and diluted Net income by $0.03 per share.

•	In 1999, inaccurate accounting entries were identified that (a) reclassified amounts from the tax liability accounts to the general and administrative liability accounts, (b) reclassified amounts from the tax liability accounts to the sales return reserve account, and (c) reclassified amounts from a general and administrative liability account to a marketing liability account. The cumulative impact of these entries was to overstate Net revenue for 1999 by $28.2 million and to understate Operating costs and expenses by $1.5 million. Loss from operations and Loss before provision for income taxes and minority interest were understated by $29.7 million and the Provision for income taxes was overstated by $32.7 million. The correction of the foregoing inaccuracies decreases the previously announced Net loss by $3.0 million from $159.9 million to $156.9 million, and decreases the previously announced 1999 basic and diluted Net loss by $0.02 per share.

•	In 2000, additional inaccurate accounting entries were identified. These entries (a) recorded payments to a distributor in a balance sheet tax liability account instead of reducing Net revenue, (b) reclassified amounts from the tax liability accounts to the general and administrative and marketing liability accounts, (c) reclassified additions to sales return reserves as tax expense rather than as a reduction of Net revenue, (d) increased the tax liability account by reducing Net revenue, (e) affected the foreign currency accounts resulting in overstatement of Net revenue and understatement of Interest and other income, and (f) additional entries had the effect of overstating Net revenue, understating Operating costs and expenses, and overstating Interest and other income. The cumulative impact of these entries was to overstate Net revenue for 2000 by $15.3 million, to overstate Cost of net revenue by $1 million and to understate Operating costs and expenses by $2.9 million. Loss from operations was understated by $17.2 million, Interest and other income was understated by $2.6 million, Loss before provision for income taxes and minority interest was understated by $14.6 million, and the Provision for income taxes was understated by $6.6 million. The correction of the foregoing inaccuracies increases the previously announced Net loss by $21.2 million from $102.7 million to $123.9 million, and increases the previously announced 2000 basic and diluted Net loss by $0.16 per share.

•	To give effect to the 1998, 1999 and 2000 adjustments and their related tax impacts, the Company will restate its balance sheets at December 31, 1998, 1999, 2000, 2001 and at March 31, 2002.

Reclassifications due to adoption of Emerging Issues Task Force (EITF) Statement 01-09:

     During the three months ended March 31, 2002, the Company adopted the Financial Accounting Standards Board’s EITF Statement No. 01-09, entitled “Accounting for Consideration Given by a Vendor to a Customer or a Reseller of the Vendor’s Products.” The EITF requires that payments to customers or reductions in their accounts receivable for certain marketing related amounts previously classified as charges to marketing expense be recorded as reductions of revenue. The adoption of this EITF requires that financial statements for prior periods presented for comparative purposes be reclassified to comply with this income statement display requirement. Adoption of EITF 01-09 by the Company does not mean that the historical accounting for marketing expense was incorrect and required restatement.

The effects of adopting EITF 01-09 by the Company are generally as follows:

•	For comparative presentation purposes, $28.4 million of marketing expenses have been reclassified to reduce Net revenue in 1998.

•	For comparative presentation purposes, $44.5 million of marketing expenses have been reclassified to reduce Net revenue in 1999.

•	For comparative presentation purposes, $32.7 million of marketing expenses have been reclassified to reduce Net revenue in 2000.

On March 26, 2002, the Company announced that it was informed that the Staff of the SEC had commenced a Formal Order of Private Investigation into the Company’s accounting practices during the 2000 fiscal year. The Company has alerted the Staff of the SEC that it intends to restate financial information for the relevant periods.

Network Associates will host a conference call on May 17, 2002 at 8:30 a.m. Eastern, 5:30 a.m. Pacific. Participants should call (888) 396-9971 (U.S.) or (312) 470-7363 (international), pass code: NET. Attendees should dial in at least 15 minutes prior to the conference call. A playback of the call will be available through June 17, 2002 by calling (800) 947-6759 (U.S.) or (402) 220-4618 (international), passcode: NET.

The adjustments required to correct the accounting inaccuracies and reflect the adoption of EITF 01-09 are set forth below in statements of operations and balance sheets for each of 1998, 1999 and 2000. In addition, the impact of correcting the accounting inaccuracies and their related tax impacts on the Company’s December 31, 2001 and March 31, 2002 balance sheets are set forth below:

NETWORKS ASSOCIATES, INC.
1998 CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	As previously		EITF 01-09
	reported	Inaccuracies	Reclassifications	As restated

Net revenue:
Product	$831,363	$—	$(28,362)	$803,001
Services and support	158,682	—	—	158,682

Total revenue	990,045	—	(28,362)	961,683

Cost of net revenue:
Product	137,374	—	—	137,374
Services and support	39,674	—	—	39,674

Total cost of net revenue	177,048	—	—	177,048

Operating costs and expenses:
Research and development	135,475	—	—	135,475
Marketing and sales	294,812	—	(28,362)	266,450
General and administrative	83,946	6,160	—	90,106
Amortization of intangibles	43,182	—	—	43,182
Acquisition and other related costs	135,616	—	—	135,616

Total operating costs and expenses	693,031	6,160	(28,362)	670,829

Income from operations	119,966	(6,160)	—	113,806
Interest and other income	33,447	—	—	33,447
Interest expense and other expense	(15,246)	—	—	(15,246)

Income before provision for income taxes	138,167	(6,160)	—	132,007
Provision for income taxes	101,729	(2,156)	—	99,573

Net income	$36,438	$(4,004)	$—	$32,434

Basic and diluted net income per share:
Net income (loss) per share — basic	$0.27			$0.24
Net income (loss) per share — diluted	$0.26			$0.23
Basic shares	133,075			133,075
Diluted shares	138,609			138,609

NETWORKS ASSOCIATES, INC.
DECEMBER 31, 1998 CONSOLIDATED BALANCE SHEET
(in thousands)

	As previously
	reported	Inaccuracies	As restated

Cash and cash equivalents	$418,899	$—	$418,899
Short-term marketable securities	98,515	—	98,515
Accounts receivable, net	260,784	—	260,784
Prepaid expenses, income taxes and other current assets	59,554	—	59,554
Deferred taxes	65,866	—	65,866

Total current assets	903,618	—	903,618
Long-term marketable securities	216,457	—	216,457
Fixed assets, net	54,489	—	54,489
Deferred taxes	38,205	—	38,205
Intangible assets and other assets	323,952	—	323,952

Total assets	$1,536,721	$—	$1,536,721

Accounts payable	$20,881	$—	$20,881
Accrued liabilities	210,070	4,004	214,074
Deferred revenue	132,409	—	132,409
Notes payable	3,202	—	3,202

Total current liabilities	366,562	4,004	370,566
Deferred taxes	13,000	—	13,000
Deferred revenue, less current portion	60,189	—	60,189
Long term debt and other liabilities	374,132	—	374,132

Total liabilities	813,883	4,004	817,887

Common stock	1,371	—	1,371
Additional paid in capital	527,862	—	527,862
Cumulative other comprehensive income (loss)	(1,534)	—	(1,534)
Retained earnings	195,139	(4,004)	191,135

Total stockholders’ equity	722,838	(4,004)	718,834

Total liabilities and stockholders’ equity	$1,536,721	$—	$1,536,721

NETWORKS ASSOCIATES, INC.
1999 CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	As previously		EITF No. 01-09
	reported	Inaccuracies	Reclassifications	As restated

Net revenue:
Product	$474,097	$(28,224)	$(44,460)	$401,413
Services and support	209,571	—	—	209,571

Total revenue	683,668	(28,224)	(44,460)	610,984

Cost of net revenue:
Product	88,729	—	—	88,729
Services and support	42,094	—	—	42,094

Total cost of net revenue	130,823	—	—	130,823

Operating costs and expenses:
Research and development	152,728	—	—	152,728
Marketing and sales	370,086	534	(44,460)	326,160
General and administrative	128,562	966	—	129,528
Amortization of intangibles	58,400	—	—	58,400
Acquisition and other related costs	(18,732)	—	—	(18,732)

Total operating costs and expenses	691,044	1,500	(44,460)	648,084

Loss from operations	(138,199)	(29,724)	—	(167,923)
Interest and other income	24,533	—	—	24,533
Interest and other expense	(17,332)	—	—	(17,332)

Loss before provision for income taxes and minority interest	(130,998)	(29,724)	—	(160,722)
Provision for (benefit from) taxes	29,243	(32,740)	—	(3,497)

Net loss before minority interest	(160,241)	3,016	—	(157,225)
Minority interest in loss of consolidated subsidiary	340	—	—	340

Net loss	$(159,901)	$3,016	$—	$(156,885)

Basic and diluted net loss per share:
Net income (loss) per share — basic	$(1.15)			$(1.13)
Net income (loss) per share — diluted	$(1.15)			$(1.13)
Basic shares	138,695			138,695
Diluted shares	138,695			138,695

NETWORKS ASSOCIATES, INC.
DECEMBER 31, 1999 CONSOLIDATED BALANCE SHEET
(in thousands)

		Cumulative
	As previously	effect of prior
	reported	year changes	Inaccuracies	As restated

Cash and cash equivalents	$316,784	$—	$—	$316,784
Short-term marketable securities	72,135	—	—	72,135
Accounts receivable, net	174,646	—	—	174,646
Prepaid expenses, income taxes and other current assets	33,038	—	—	33,038
Deferred taxes	79,186	—	—	79,186

Total current assets	675,789	—	—	675,789
Long term marketable securities	397,447	—	—	397,447
Fixed assets, net	45,392	—	—	45,392
Deferred taxes	93,904	—	10,403	104,307
Intangible assets and other assets	266,862	—	—	266,862

Total assets	$1,479,394	$—	$10,403	$1,489,797

Accounts payable	13,723	—	—	13,723
Accrued liabilities	253,062	4,004	7,387	264,453
Deferred revenue	123,236	—	—	123,236
Notes payable	103	—		103

Total current liabilities	390,124	4,004	7,387	401,515
Deferred taxes	10,575	—	—	10,575
Deferred revenue, less current portion	30,005	—	—	30,005
Long term debt and other liabilities	379,267	—	—	379,267

Total liabilities	809,971	4,004	7,387	821,362
Minority interest	9,317	—	—	9,317
Common stock	1,387	—	—	1,387
Treasury stock	(11,023)	—	—	(11,023)
Additional paid in capital	644,821	—	—	644,821
Cumulative other comprehensive income (loss)	(9,957)	—	—	(9,957)
Retained earnings	34,878	(4,004)	3,016	33,890

Total stockholders’ equity	660,106	(4,004)	3,016	659,118

Total liabilities, minority interest and stockholders’ equity	$1,479,394	$—	$10,403	$1,489,797

NETWORKS ASSOCIATES, INC.
2000 CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	As previously		EITF No. 01-09
	reported	Inaccuracies	Reclassifications	As restated

Net revenue:
Product	$505,914	$(15,288)	$(32,662)	$457,964
Services and support	239,778	—	—	239,778

Total revenue	745,692	(15,288)	(32,662)	697,742

Cost of net revenue:
Product	114,394	(1,000)	—	113,394
Services and support	42,301	—	—	42,301

Total cost of net revenue	156,695	(1,000)	—	155,695

Operating costs and expenses:
Research and development	173,468	(500)	—	172,968
Marketing and sales	400,863	8,800	(32,662)	377,001
General and administrative	100,351	(5,363)	—	94,988
Amortization of intangibles	66,282	—	—	66,282

Total operating costs	740,964	2,937	(32,662)	711,239

Loss from operations	(151,967)	(17,225)	—	(169,192)
Interest and other income	42,024	2,600	—	44,624
Interest and other expense	(18,169)	—	—	(18,169)
Gain (loss) on investments, net	30,361	—	—	30,361

Loss before provision for income taxes and minority interest	(97,751)	(14,625)	—	(112,376)
Provision for taxes	9,924	6,580	—	16,504

Net loss before minority interest	(107,675)	(21,205)	—	(128,880)
Minority interest in consolidated subsidiaries	4,954	—	—	4,954

Net loss	$(102,721)	$(21,205)	$—	$(123,926)

Basic and diluted net loss per share:
Net income (loss) per share — basic	$(0.74)			$(0.90)
Net income (loss) per share — diluted	$(0.74)			$(0.90)
Basic shares	138,072			138,072
Diluted shares	138,072			138,072

NETWORKS ASSOCIATES, INC.
DECEMBER 31, 2000 CONSOLIDATED BALANCE SHEET
(in thousands)

		Cumulative
	As previously	effect of prior
	reported	year changes	Inaccuracies	As restated

Cash and cash equivalents	$275,539	$—	$—	$275,539
Short-term marketable securities	85,721	—	—	85,721
Accounts receivable, net	122,315	—	—	122,315
Prepaid expenses, income taxes and other current assets	50,346	—	—	50,346
Deferred taxes	86,771	—	—	86,771

Total current assets	620,692	—	—	620,692
Long-term marketable securities	332,893	—	—	332,893
Fixed assets, net	75,499	—	—	75,499
Deferred taxes	113,489	10,403	(3,631)	120,261
Intangible assets and other assets	242,275	—	—	242,275

Total assets	$1,384,848	$10,403	$(3,631)	$1,391,620

Accounts payable	$46,816	$—	$—	$46,816
Accrued liabilities	225,317	11,391	17,574	254,282
Deferred revenue	151,566		—	151,566

Total current liabilities	423,699	11,391	17,574	452,664
Deferred taxes	7,971	—	—	7,971
Deferred revenue, less current portion	26,592	—	—	26,592
Long term debt and other liabilities	396,868	—	—	396,868

Total liabilities	855,130	11,391	17,574	884,095
Minority interest	11,067	—	—	11,067
Common stock	1,381	—	—	1,381
Treasury stock	(23,186)	—	—	(23,186)
Additional paid in capital	685,423	—	—	685,423
Cumulative other comprehensive income (loss)	(31,266)	—	—	(31,266)
Accumulated deficit	(113,701)	(988)	(21,205)	(135,894)

Total stockholders’ equity	518,651	(988)	(21,205)	496,458

Total liabilities, minority interest and stockholders’ equity	$1,384,848	$10,403	$(3,631)	$1,391,620

NETWORKS ASSOCIATES, INC.
DECEMBER 31, 2001 CONSOLIDATED BALANCE SHEET
(in thousands)

		Cumulative
	As previously	effect of prior
	reported	year changes	As restated

Cash and cash equivalents	$612,832	$—	$612,832
Short-term marketable securities	135,761	—	135,761
Accounts receivable, net	136,366	—	136,366
Prepaid expenses, income taxes and other current assets	54,959	—	54,959
Deferred taxes	142,869	—	142,869

Total current assets	1,082,787	—	1,082,787
Long-term marketable securities	194,357	—	194,357
Fixed assets, net	64,040	—	64,040
Land	4,414	—	4,414
Deferred taxes	77,627	6,772	84,399
Intangible assets and other assets	203,907	—	203,907

Total assets	$1,627,132	$6,772	$1,633,904

Accounts payable	$26,368	$—	$26,368
Accrued liabilities	264,618	28,965	293,583
Deferred revenue	250,048		250,048

Total current liabilities	541,034	28,965	569,999
Deferred taxes	20,445	—	20,445
Deferred revenue, less current portion	24,312	—	24,312
Long term debt and other liabilities	579,243	—	579,243

Total liabilities	$1,165,034	$28,965	$1,193,999
Minority interest	17,311	—	17,311
Common stock	1,406	—	1,406
Additional paid in capital	742,315	—	742,315
Cumulative other comprehensive income (loss)	(30,345)	—	(30,345)
Accumulated deficit	(268,589)	(22,193)	(290,782)

Total stockholders’ equity	444,787	(22,193)	422,594

Total liabilities, minority interest and stockholders’ equity	$1,627,132	$6,772	$1,633,904

NETWORKS ASSOCIATES, INC.
MARCH 31, 2002 CONSOLIDATED BALANCE SHEET
(in thousands)

		Cumulative
	As previously	effect of prior
	reported	year changes	As restated

Cash and cash equivalents	$688,580	$—	$688,580
Short-term marketable securities	176,584	—	176,584
Accounts receivable, net	84,433	—	84,433
Prepaid expenses, income taxes and other current assets	49,320	—	49,320
Deferred taxes	118,958	—	118,958

Total current assets	1,117,875	—	1,117,875
Long-term marketable securities	213,038	—	213,038
Fixed assets, net	61,458	—	61,458
Land	4,414	—	4,414
Deferred taxes	94,812	6,772	101,584
Intangible assets	182,153	—	182,153
Other assets	19,271	—	19,271

Total assets	$1,693,021	$6,772	$1,699,793

Accounts payable	$22,590	$—	$22,590
Accrued liabilities	245,961	28,965	274,926
Deferred revenue	223,418	—	223,418

Total current liabilities	491,969	28,965	520,934
Deferred taxes	18,050	—	18,050
Deferred revenue, less current portion	36,292	—	36,292
Long term debt and other liabilities	582,135	—	582,135

Total liabilities	$1,128,446	$28,965	$1,157,411
Minority interest	20,597	—	20,597
Common stock	1,468	—	1,468
Additional paid in capital	829,391	—	829,391
Cumulative other comprehensive income (loss)	(34,044)	—	(34,044)
Accumulated deficit	(252,837)	(22,193)	(275,030)

Total stockholders’ equity	543,978	(22,193)	521,785

Total liabilities, minority interest and stockholders’ equity	$1,693,021	$6,772	$1,699,793

About Network Associates

With headquarters in Santa Clara, Calif., Network Associates, Inc. is a leading supplier of network security and availability solutions. Network Associates is comprised of three product groups: McAfee Security, delivering world-class anti-virus and security products; Sniffer Technologies, a leader in network availability and system security; and Magic Solutions, a leader in innovative service management solutions. For more information, Network Associates can be reached at 972-308-9960 or on the Internet at http://www.nai.com.

Safe Harbor Statement

The foregoing news release contains forward-looking statements including but not limited to forward-looking statements regarding the nature and scope of the internal accounting investigation and of Network Associates’ restatement of financial statements. Results may vary, perhaps materially, from those contained in the forward-looking statements in this news release. Network Associates may not file the restated financial statements by the end of June 2002. In addition, factors that could cause results to differ include the possible discovery of additional accounting inaccuracies that require restatement for 1998, 1999 and 2000 (including interim periods) or other time periods and discussions with, or actions required by, the Securities and Exchange Commission, including additional changes to historical financial statements as a result of the previously announced Securities and Exchange Commission Formal Order of Private Investigation. More information on risks and uncertainties related to the company and its business may be found in the company’s quarterly and annual reports filed with the United States Securities and Exchange Commission.

NOTE: Network Associates, McAfee, Sniffer and Magic Solutions are registered trademarks of Network Associates, Inc. and/or its affiliates in the United States and/or other countries. All other registered and unregistered trademarks in this document are the sole property of their respective owners.

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